Exhibit 4.8

NUMBER	SHARES

PREFERRED STOCK	PREFERRED STOCK
[DIAMOND FOODS, INC. LOGO]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY

CUSIP

THIS CERTIFIES THAT	SEE REVERSE FOR
CERTAIN DEFINITIONS
IS THE RECORD HOLDER OF
FULLY PAID AND NONASSESSABLE SHARES OF PREFERRED STOCK, PAR VALUE, $.001 PER SHARE OF
DIAMOND FOODS, INC.
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
     Dated

[corporate seal]
/s/ Samuel J. Keiper		/s/ Michael J. Mendes
SECRETARY		PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
Computershare Limited
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

DIAMOND FOODS, INC.
          The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.
          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as joint tenants with right			under Uniform Gifts to Minors
		of survivorship and not as			Act
		tenants in common			(State)
			UNIF TRF MIN ACT	—	Custodian (until age )
(Cust)

under Uniform Transfers
(Minor)
to Minors and
(State)
Additional abbreviations may also be used though not in the above list.
     FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X

X

NOTICE:		THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.